Exhibit 10.15

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated October 28, 2022 is entered into by and between SEASTAR MEDICAL, INC., a Delaware corporation (the “Borrower”), and LM FUNDING AMERICA, INC. (the “Lender”).

RECITALS

WHEREAS, the Borrower is currently indebted to the Lender pursuant to the terms and conditions of that certain Credit Agreement dated as of September 9, 2022, as amended from time to time (the “Credit Agreement”); and

WHEREAS, the Lender and the Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency off which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

1. Amendment to Exhibit 1. The definition of “Maturity Date” in Exhibit 1 is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means the date that is the first (1st) anniversary of the closing of the merger of LMF Merger Sub, Inc., a Delaware corporation (“Merger Sub”), with and into Borrower, pursuant to that certain Agreement and Plan of Merger, dated as of April 21, 2022, by and among LMF Acquisition Opportunities, Inc., a Delaware corporation, Merger Sub, and Borrower (the “Merger Agreement”), or if earlier, the termination of the Merger Agreement.

2. Amendment to Section 2.2. Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“2.2. Note. The Loan shall be evidenced by a Promissory Note in the face amount of the Maximum Loan Amount (as amended or modified from time to time, the “Note”) and shall be payable in accordance with the terms of the Note and this Agreement.”

3. Deletion of Exhibit 2. Exhibit 2 (Form of Note) is hereby deleted in its entirety.

4. Effective Date. The Borrower shall, on the date hereof, execute and deliver to Lender the Security Agreement and Security Documents in a form acceptable to Lender. The foregoing delivery shall be a condition to the effectiveness of the amendments set forth in Sections 1—3 above.

5. Full Force and Effect. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

6. Reaffirmation of Representations, Warranties and Covenants. The Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. The Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default. The Borrower agrees that all references to the “Credit Agreement” in the Note (as defined in the Credit Agreement and as amended by this Amendment) shall be a reference to the Credit Agreement as amended hereby and as may be further amended from time to time, and the Note is hereby deemed to be amended accordingly.

7. Counterparts. This Amendment may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

8. Continuation of Prior Agreements. It is the intention of the parties hereto that all Loan Documents previously executed by and between the parties shall remain in full force and effect except to the extent they are inconsistent with this Amendment. This Amendment and the Credit Agreement shall be read together, as one document. All references to the Credit Agreement in the Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Amendment, as hereafter amended or modified from time to time.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be effective as of the effective date set forth above.

SEASTAR MEDICAL, INC., a Delaware corporation

By:	/s/ Eric Schlorff
Name:	Eric Schlorff
Title:	Chief Executive Officer

LM FUNDING AMERICA, INC., Delaware corporation

By:	/s/ Bruce M. Rodgers
Name:	Bruce M. Rodgers
Title:	Chief Executive Officer